UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2023

Dorman Products, Inc.
(Exact name of Registrant as Specified in Charter)

Pennsylvania	000-18914	23-2078856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 East Walnut Street, Colmar, Pennsylvania 18915
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 997-1800

                           Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DORM	The Nasdaq Global Select Market

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2023 Annual Meeting of Shareholders (“Annual Meeting”) of Dorman Products, Inc. (the “Company”) was held on May 18, 2023. During the Annual Meeting, shareholders were asked to consider and vote upon four proposals: (1) to elect eight directors, each to serve for a term of one year to expire at the next annual meeting of shareholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal; (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers; (3) to approve, on an advisory basis, the frequency of the advisory vote on named executive officer compensation; and (4) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
On the record date of March 22, 2023, there were 31,472,807 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. For each proposal, the results of the shareholder voting were as follows:
1.The following nominees were each elected to serve as director for a term of one year to expire at the next annual meeting of shareholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal based upon the following votes:

Nominee	Votes in Favor	Votes Against	Abstain	Broker Non-Votes
Steven L. Berman	28,992,915	501,458	11,480	877,584
Kevin M. Olsen	29,114,420	379,996	11,437	877,584
Lisa M. Bachmann	27,533,660	1,960,442	11,751	877,584
John J. Gavin	27,405,116	2,089,140	11,597	877,584
Richard T. Riley	27,287,539	2,206,623	11,691	877,584
Kelly A. Romano	27,536,649	1,957,317	11,887	877,584
G. Michael Stakias	25,457,850	4,036,260	11,743	877,584
J. Darrell Thomas	27,482,616	2,011,622	11,615	877,584
2.The compensation of the Company’s named executive officers, as described in the proxy statement, was approved on an advisory basis based upon the following votes:

Votes in Favor	Votes Against	Votes Abstained	Broker Non-Votes
27,538,151	1,949,538	18,164	877,584
3.The proposal on the frequency of future advisory votes on named executive officer compensation, as described in the proxy statement, received the following votes:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
28,296,675	1,560	1,195,179	12,439	877,584
Based on the results of the vote, and consistent with the recommendation of the Company’s Board of Directors, the Board of Directors has determined to hold an advisory vote on named executive officer compensation every year until the next required advisory vote on the frequency of future advisory votes on named executive officer compensation, which will occur no later than the Company’s annual meeting in 2029.
4.The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified based upon the following votes:

Votes in Favor	Votes Against	Votes Abstained
28,078,714	2,292,561	12,162

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORMAN PRODUCTS, INC.

Date:	May 19, 2023	By:	/s/ Joseph P. Braun
			Name:	Joseph P. Braun
			Title:	Senior Vice President, General Counsel and Secretary